--------------------------------------------------------------------------------
              CLOSING STATEMENT INFORMATION
--------------------------------------------------------------------------------

Property Name:         BURLINGTON OFFICE PARK

Seller: BURLINGTON ASSOCIATES GENERAL PARTNERSHIP an Illinois General Partnership

Purchaser:             GREAT LAKES REIT, L.P.
                       a Delaware limited partnership

Proration Date:        5/10/99

Proration as of:       11:59 PM, MONDAY, MAY 10, 1999

Closing Date:          5/11/99

Closing as of:         TUESDAY, MAY 11, 1999

Tax Begin Date:        7/1/98

Tax End Date:          6/30/99

Month Begin Date       5/1/99

Month End Date         5/31/99

                               CLOSING STATEMENT
                            BURLINGTON OFFICE PARK

------------------------------------------------------------------------------------------------------------------------------------

SELLER: BURLINGTON ASSOCIATES GENERAL PARTNERSHIP an Illinois General Partnership

PURCHASER:                GREAT LAKES REIT, L.P.
                          a Delaware limited partnership

PRORATION DATE:           11:59 PM, MONDAY, MAY 10, 1999

CLOSING (FUNDING) DATE:   TUESDAY, MAY 11, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              CREDIT                         CREDIT
                                                                                           PURCHASER                         SELLER
                                                                                     ----------------               ----------------
PURCHASE PRICE                                                                                                        19,650,000.00

EARNEST MONEY (held by LandAmerica)                                                       200,000.00

INTEREST ON EARNEST MONEY                                                                        POC

PRO-RATE PROPERTY TAXES (FOR MONTH OF CLOSING)                                                                            87,373.12
   [See Schedule A]

PRO-RATE MAY, 1999 LEASE CHARGES                                                          147,595.96
   [See Schedule D]

TENANT PREPAID RENTS                                                                            0.00
   [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                                                                 9,827.43
   [See Schedule C]

SECURITY DEPOSITS                                                                          69,044.57
   [See Schedule D]

TI/COMMISSIONS                                                                             57,730.00                         394.34
   [See Schedule E]

BUILDING PLAN COPY REIMBURSEMENT                                                              156.46

HVAC REPLACEMENT CREDIT                                                                                                   15,500.00

                                                                                     ----------------               ----------------
   SUBTOTALS                                                                              474,526.99                  19,763,094.88

CASH AMOUNT DUE TO SELLER                                                              19,288,567.89
                                                                                     ----------------               ----------------

   TOTAL CREDITS                                                                       19,763,094.88                  19,763,094.88
                                                                                      ===============                ===============

NOTES:

[1] Utility payments shall be directed to the parties for their respective periods of ownership based upon meter reads ordered on or prior to the Closing Date.
[2] Seller agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods prior to and including May 11, 1999, or which relate to periods after Closing to the extent Seller received a credit from Purchaser at Closing. Purchaser agrees to pay all invoices or charges payable to service contract vendors or other vendors of supplies or services which are unpaid at Closing and relate to periods after May 10, 1999, or which relate to periods after Closing to the extent Purchaser received a credit from Seller at Closing.

APPROVED:  SELLER                                                  APPROVED:  PURCHASER

BURLINGTON ASSOCIATES GENERAL PARTNERSHIP                          GREAT LAKES REIT, L.P.
an Illinois General Partnership                                    a Delaware limited partnership

By:   First Capital Income Properties, Ltd. - Series XI,                By:  Great Lakes REIT,  a Maryland,
a Illinois general partnership, its general partner                     real estate investment trust, its general partner

      By:  First Capital Financial Corporation,
      a Florida corporation, its general partner                   By:  _______________________________

By:  ________________________________
                                                                   Its:  ________________________________
Its:  ________________________________

                              WIRING INSTRUCTIONS

--------------------------------------------------------------------------------

                WIRE INSTRUCTION FOR SELLER
                ----------------------------
                AMERICAN NATIONAL BANK, CHICAGO, IL
                ABA NO. 71000770
                ACCOUNT # 4105478
                ACCOUNT NAME: FIRST CAPITAL BURLINGTON ASSOCIATES

                       PLEASE CONTACT DAN HENNING (312) 906-6488


                WIRE INSTRUCTION FOR LENDER
                ---------------------------

                BANK OF AMERICA NT & SA
                ABA NO. 121-000-358
                ACCOUNT # 15033-00463
                ACCOUNT NAME: CLSSS #1503
                AMOUNT: $11,021,223.43
                REFERENCE: BURLINGTON ASSOC, GJ1116

                       PLEASE CONTACT AMY JAMES (312) 828-2516

                THE FIRST NATIONAL BANK OF CHICAGO
                ABA NO. 071-000013
                ACCOUNT # 5519624
                ACCOUNT NAME: SIDLEY & AUSTIN OPERATING ACCOUNT
                AMOUNT: $1,910.38
                REFERENCE: 27729-50130
                INVOICE # 9913296


                WIRE INSTRUCTION FOR BROKER
                ---------------------------

                AMERICAN NATIONAL BANK OF CHICAGO
                ABA NO. 071000770
                ACCOUNT #  5300031488
                ACCOUNT NAME:  GRUBB & ELLIS COMPANY
                REFERENCE:  GRUBB & ELLIS DEPARTMENT #3370

                       PLEASE CONTACT FRANCINE HOLINOTY (248) 357-6599

---------------------------------------------------------------------------------------------------------------

                                           BURLINGTON OFFICE PARK

                                          SOURCES AND USES STATEMENT

---------------------------------------------------------------------------------------------------------------
                                        PURCHASER'S SOURCES AND USES:


BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                         19,288,567.89

ADDITIONAL CASH OUTLAYS BY PURCHASER:

        CHICAGO TITLE INSURANCE COMPANY
                Zoning 3.1 w/Parking Endorsement (100%)                                2,841.38
                Survey Endorsement (100%)                                              6,150.63
                Zoning Letter                                                             25.00
                Out of Pocket Charges                                                    120.00
                Recording Fees (100%)                                                     50.00
                Survey (50%)                                                           3,750.00
                Closing Fees                                                             375.00
                                                                                 ---------------
        PURCHASER'S CLOSING COSTS                                                                    13,312.01
                                                                                                ---------------

TOTAL CASH OUTLAY BY PURCHASER                                                                    19,301,879.90
                                                                                                ===============

---------------------------------------------------------------------------------------------------------------


                                          SELLER'S SOURCES AND USES:


CASH AMOUNT DUE TO SELLER                                                          19,288,567.89
EARNEST MONEY (held by LandAmerica)                                                   200,000.00
                                                                                 ---------------
TOTAL SELLER'S  SOURCES                                                                           19,488,567.89

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

        CHICAGO TITLE INSURANCE COMPANY
                Title Insurance Base Premium (100%)                                    16,760.63
                Survey (50%)                                                            3,750.00
                County of Washtenaw Trnsfer Taxes                                      21,615.00
                State of Michigan Transfer Taxes                                      147,375.00
                Recording Fees (100%)                                                      50.00
                Closing Fees                                                              375.00
                                                                                 ---------------
                                                                                                     189,925.63
BROKERAGE COMMISSION TO GRUBB & ELLIS                                                                265,275.00
REPAYMENT OF LOAN TO BANK OF AMERICA                                                              11,023,133.81
                                                                                                ---------------
TOTAL CASH OUTLAY BY SELLER                                                                       11,478,334.44
                                                                                                ---------------


BALANCE TO SELLER                                                                                  8,010,233.45
                                                                                                ===============

                                  SCHEDULE A

----------------------------------------------------------------------------------------------------------------------------------

        BURLINGTON OFFICE PARK
        PRO-RATE FISCAL YEAR 1998-9 PROPERTY TAXES
        PRORATION MADE AS OF:          11:59 PM, MONDAY, MAY 10, 1999

----------------------------------------------------------------------------------------------------------------------------------

        Burlington I
        Parcel ID#
        ----------
        12-05-400-019
        1998 Summer Taxes                     Amount                         Fiscal Year
           School State Education           8,725.82                      7/1/98 - 6/30/99       13.97%            1,219.22
           School Operating                26,177.45                      7/1/98 - 6/30/99       13.97%            3,657.67
           School Supplemental                     -                      7/1/98 - 6/30/99       13.97%                   -
           School Debt                      4,244.24                      7/1/98 - 6/30/99       13.97%              593.03
           City of Ann Arbor               44,080.22                      7/1/98 - 6/30/99       13.97%            6,159.15
           District Library                 4,799.20                      7/1/98 - 6/30/99       13.97%              670.57
           Community College               11,933.72                      7/1/98 - 6/30/99       13.97%            1,667.45
           Intermediate Schools             9,647.26                      7/1/98 - 6/30/99       13.97%            1,347.97
           AATA                             6,254.96                      7/1/98 - 6/30/99       13.97%              873.98
                                         ------------
        Total                             115,862.87

        1999 Winter Taxes
           School State Education           8,725.82                      7/1/98 - 6/30/99       13.97%            1,219.22
           School Operational              26,177.45                      7/1/98 - 6/30/99       13.97%            3,657.67
           School Supplemental                     -                      7/1/98 - 6/30/99       13.97%                   -
           School Debt                      4,244.24                      7/1/98 - 6/30/99       13.97%              593.03
           Washtenaw County                16,180.28                      1/1/99 - 12/31/99      64.38%           10,417.44
                                         -----------                                                            -----------
        Total                              55,327.79                                                             $32,076.43

        Burlington II
        Parcel ID#
        ----------
        12-05-400-022

        1998 Summer Taxes                     Amount                         Fiscal Year
           School State Education          10,297.74                      7/1/98 - 6/30/99       13.97%            1,438.86
           School Operating                30,893.21                      7/1/98 - 6/30/99       13.97%            4,316.59
           School Supplemental                     -                      7/1/98 - 6/30/99       13.97%                   -
           School Debt                      5,008.82                      7/1/98 - 6/30/99       13.97%              699.86
           City of Ann Arbor               52,021.06                      7/1/98 - 6/30/99       13.97%            7,268.70
           District Library                 5,663.76                      7/1/98 - 6/30/99       13.97%              791.37
           Community College               14,083.53                      7/1/98 - 6/30/99       13.97%            1,967.84
           Intermediate Schools            11,385.18                      7/1/98 - 6/30/99       13.97%            1,590.81
           AATA                             7,381.76                      7/1/98 - 6/30/99       13.97%            1,031.42
                                       --------------
        Total                             136,735.06

        1999 Winter Taxes
           School State Education          10,297.74                      7/1/98 - 6/30/99       13.97%            1,438.86
           School Operational              30,893.21                      7/1/98 - 6/30/99       13.97%            4,316.59
           School Supplemental                     -                      7/1/98 - 6/30/99       13.97%                   -
           School Debt                      5,008.82                      7/1/98 - 6/30/99       13.97%              699.86
           Washtenaw County                19,095.09                      1/1/99 - 12/31/99      64.38%           12,294.10
                                       --------------                                                          ------------
        Total                              65,294.86                                                             $37,854.86

        Burlington III
        Parcel ID#
        ----------
        12-05-400-036

        1998 Summer Taxes                     Amount                         Fiscal Year
           School State Education           4,744.74                      7/1/98 - 6/30/99       13.97%              662.96
           School Operating                14,234.22                      7/1/98 - 6/30/99       13.97%            1,988.89
           School Supplemental                     -                      7/1/98 - 6/30/99       13.97%                   -
           School Debt                      2,307.84                      7/1/98 - 6/30/99       13.97%              322.47
           City of Ann Arbor               23,969.01                      7/1/98 - 6/30/99       13.97%            3,349.09
           District Library                 2,609.61                      7/1/98 - 6/30/99       13.97%              364.63
           Community College                6,489.06                      7/1/98 - 6/30/99       13.97%              906.69
           Intermediate Schools             5,245.78                      7/1/98 - 6/30/99       13.97%              732.97
           AATA                             3,401.19                      7/1/98 - 6/30/99       13.97%              475.23
                                        ------------
        Total                              63,001.45

        1999 Winter Taxes
           School State Education           4,744.74                      7/1/98 - 6/30/99       13.97%              662.96
           School Operational              14,234.22                      7/1/98 - 6/30/99       13.97%            1,988.89
           School Supplemental                     -                      7/1/98 - 6/30/99       13.97%                   -
           School Debt                      2,307.84                      7/1/98 - 6/30/99       13.97%              322.47
           Washtenaw County                 8,798.17                      1/1/99 - 12/31/99      64.38%            5,664.58
                                        ------------                                                             ----------
        Total                              30,084.97                                                             $17,441.84
                                                                                                                 ==========
        TOTAL CREDIT DUE SELLER                                                                                  $87,373.12
                                                                                                                 ==========

                                  SCHEDULE B


-------------------------------------------------------------------------------------------

        BURLINGTON OFFICE PARK
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:   11:59 PM, MONDAY, MAY 10, 1999

-------------------------------------------------------------------------------------------


                                                                         AMOUNT
        SUITE #         TENANT NAME                                      PREPAID
        ---------------------------------------------------------------------------
                Prepaid Rent:

                                                                              0.00
                                                                        -----------

                                        CREDIT TO PURCHASER                   0.00
                                                                         ==========

                                  SCHEDULE C

------------------------------------------------------------------------------------------------------------------

BURLINGTON OFFICE PARK
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                      11:59 PM, MONDAY, MAY 10, 1999

------------------------------------------------------------------------------------------------------------------
           SERVICE CONTRACTS

                                                                                                        CREDIT DUE
                                                                     BILLING PERIOD    # of DAYS         PURCHASER
VENDOR NAME                                   PAYMENT              BEGIN         END      CREDIT       or (SELLER)
------------------------------------------------------------------------------------------------------------------
PAID BY SELLER
--------------

B - I
-----
Bartlett Cleaning Service                    (5,535.11)            05/01/99   05/31/99      21           (3,749.59)
Answering Service, Inc.                         (23.91)            05/01/99   05/31/99      21              (16.20)
Millar Elevator                                (315.00)            05/01/99   05/31/99      21             (213.39)
Tru-Green                                       (82.00)            05/01/99   05/31/99      21              (55.55)
B - II
------
Bartlett Cleaning Service                    (4,892.88)            05/01/99   05/31/99      21           (3,314.53)
Tru-Green                                       (82.00)            05/01/99   05/31/99      21              (55.55)
Millar Elevator                                (286.00)            05/01/99   05/31/99      21             (193.74)
Answering Service, Inc.                         (23.91)            05/01/99   05/31/99      21              (16.20)
B - III
-------
Bartlett Cleaning Service                    (3,038.71)            05/01/99   05/31/99      21           (2,058.48)
Dover Elevator                                 (161.05)            05/01/99   05/31/99      21             (109.10)
Answering Service, Inc.                         (11.96)            05/01/99   05/31/99      21               (8.10)
Tru-Green                                       (41.00)            05/01/99   05/31/99      21              (27.77)
Erlich Fire Protection                         (105.00)            06/01/99   08/31/99      92             (105.00)

                                                   CREDIT DUE TO PURCHASER (SELLER)                      (9,923.20)
                                                                                                       -----------


PAYABLE BY PURCHASER
--------------------
B - I
-----
A & H Lawn Care                                 400.00             05/01/99   05/31/99      10              129.03
Eradico Pest Control                             27.00             05/01/99   05/31/99      10                8.71
Mr. Uniform                                     312.25             05/04/99   06/01/99       7               75.37
B - II
------
Eradico Pest Control                             27.00             05/01/99   05/31/99      10                8.71
B - III
-------
Eradico Pest Control                             22.00             05/01/99   05/31/99      10                7.10


                                                   CREDIT DUE TO PURCHASER (SELLER)                         228.92
                                                                                                       -----------

LICENSES\PERMITS\FEES - (Paid by Seller)
------------------------

                                                  0.00             01/01/99   12/31/99     130                0.00

                                                   CREDIT DUE TO PURCHASER (SELLER)                           0.00
                                                                                                       -----------


INCOME VENDORS
--------------
Federal Express                                 300.00             10/01/98   09/30/99    (142)            (116.71)
United Parcel Service                           300.00             06/01/98   05/31/99     (20)             (16.44)

                                                   CREDIT DUE TO PURCHASER (SELLER)                        (133.15)
                                                                                                       -----------

                                                   TOTAL CREDIT DUE TO PURCHASER (SELLER)                (9,827.43)
                                                                                                       ===========



                                  SCHEDULE D

--------------------------------------------------------------------------------------------------------------------------------
BURLINGTON OFFICE PARK
RENTAL CHARGE, DEPOSIT RECONCILIATION, AND DELINQUENCY SCHEDULE
PRORATION MADE AS OF:  11:59 PM, MONDAY, MAY 10, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                                           MAY           MAY        MAY
                                                          TENANT       MONTHLY    ESCALATION      OTHER         TOTAL     CHARGES
TENANT                                                  DEPOSITS          RENT       CHARGES     INCOME       CHARGES        PAID
--------------------------------------------------------------------------------------------------------------------------------
AMRESCO Commercial Lending Corporation                  1,628.00      1,713.33          0.00       0.00      1,713.33    1,713.33
Ann Arbor Associates Inc                                2,000.00      2,324.00          0.00       0.00      2,324.00    2,324.00
CCB Financial Strategies                                1,365.00      1,365.00          0.00       0.00      1,365.00           -
Dykema Gossett Spencer, Goornow, & Trigg                             27,866.67          0.00     605.00     28,471.67   28,470.33
Employment Research Corporation                         2,135.00      2,221.77          0.00       0.00      2,221.77    2,221.77
Fame Information Services, Inc.                        15,414.00     15,414.00          0.00       0.00     15,414.00   15,414.00
Gerald Alcock Company                                   1,393.82      1,791.92          0.00       0.00      1,791.92    1,791.92
Global Dynamics, Inc.                                   2,073.00      2,633.08          0.00       0.00      2,633.08    2,633.08
GMAC Mortgage Corporation of PA                                       1,774.92          0.00       0.00      1,774.92    1,774.92
Huron Valley Financial, Inc.                            2,762.50      2,762.50          0.00       0.00      2,762.50           -
Standard Federal Bank                                                 4,490.43          0.00       0.00      4,490.43    4,490.43
International Business Centers of Michigan, Inc. (1)   17,906.67     18,960.70          0.00     865.33     19,826.03           -
Kaydon Corporation TRIMAS                                            17,268.36          0.00       0.00     17,268.36   17,268.36
M2 Investment Corporation                                               630.00          0.00       0.00        630.00      630.00
McDonald & Company Securities, Inc. (2)                               7,786.00          0.00   1,250.33      9,036.33    9,036.33
Michael H. Cutler and Associates, P.L.L.C.              1,575.00      1,575.00          0.00       0.00      1,575.00    1,575.00
Micromet Corporation                                                  1,450.83          0.00       0.00      1,450.83           -
Mundus & Mundus, Inc.                                   2,800.00      6,550.42          0.00       0.00      6,550.42    6,550.42
Network Express, Inc.                                                31,308.96          0.00       0.00     31,308.96   31,308.96
Partners in Travel                                                      874.00          0.00       0.00        874.00           -
Personal Touch Marketing                                3,217.50      3,078.90          0.00       0.00      3,078.90    3,078.90
Personnel Systems                                                     3,175.00          0.00       0.00      3,175.00    3,175.00
Prudential Securities, Inc.                                          10,147.05          0.00       0.00     10,147.05   10,147.05
Richard L. DeCan                                                      1,309.44          0.00       0.00      1,309.44    1,309.44
Robert J. Stapleton, CPA P.C.                             715.00        715.00          0.00       0.00        715.00      715.00
Schmick Law Offices, P.C.                                             3,352.29          0.00       0.00      3,352.29    3,352.29
Software Plus, Inc.                                     1,985.00      1,985.00          0.00       0.00      1,985.00    1,985.00
State Farm Mutual Automobile Ins. Co.                                 3,926.36          0.00       0.00      3,926.36    3,926.36
The Regents of the University of Michigan                            29,652.42          0.00       0.00     29,652.42   29,652.31
The Solutions Group Inc.                                1,395.00      1,686.00          0.00       0.00      1,686.00    1,686.00
TRIADA, LTD.                                            3,011.83      8,647.17          0.00       0.00      8,647.17           -
Washtenaw Mortgage Company - Ste. 3A B-I                              2,822.42          0.00      35.00      2,857.42    2,857.42
Washtenaw Mortgage Company - Stes. 11-13 B-II           5,167.25     12,268.96          0.00       0.00     12,268.96   12,268.96
Washtenaw Mortgage Company - Ste. 204 - 206 B-II                     13,351.30          0.00       0.00     13,351.30   13,351.30
Wilson White Company, Inc.                              2,500.00      3,171.88          0.00       0.00      3,171.88    3,171.88
                                           --------------------------------------------------------------------------- ----------
                                                       69,044.57    250,051.08          0.00   2,755.66    252,806.74  217,879.76


                                                                          MAY
                                                            PR'S      & PRIOR                                    TOTAL       TOTAL
                                                         PRORATA      BALANCE       BALANCE         BALANCE      SR'S        PR'S
TENANT                                                     SHARE          O/S     PRIOR 5/1    FOR 5/1 PMTS SHARE O/S   SHARE O/S
---------------------------------------------------------------------------------------------------------------------------------
AMRESCO Commercial Lending Corporation                  1,160.64       553.37        553.37               -    553.37           -
Ann Arbor Associates Inc                                1,574.32            -             -               -         -           -
CCB Financial Strategies                                       -     1,807.85        442.85        1,365.00    883.17      924.68
Dykema Gossett Spencer, Goornow, & Trigg               19,286.35         1.34             -            1.34      0.43        0.91
Employment Research Corporation                         1,505.07            -             -               -         -           -
Fame Information Services, Inc.                        10,441.74    13,969.92     13,969.92               - 13,969.92           -
Gerald Alcock Company                                   1,213.88            -             -               -         -           -
Global Dynamics, Inc.                                   1,783.70       588.71        588.71               -    588.71           -
GMAC Mortgage Corporation of PA                         1,202.37            -             -               -         -           -
Huron Valley Financial, Inc.                                   -     2,762.50             -        2,762.50    891.13    1,871.37
Standard Federal Bank                                   3,041.90            -             -               -         -           -
International Business Centers of Michigan, Inc. (1)           -    56,590.65     36,764.62       19,826.03 43,160.11   13,430.54
Kaydon Corporation TRIMAS                              11,697.92     2,356.92      2,356.92               -  2,356.92           -
M2 Investment Corporation                                 426.77            -             -               -         -           -
McDonald & Company Securities, Inc. (2)                 6,121.38     2,408.77      2,408.77               -  2,408.77           -
Michael H. Cutler and Associates, P.L.L.C.              1,066.94            -             -               -         -           -
Micromet Corporation                                           -     1,450.83             -        1,450.83    468.01      982.82
Mundus & Mundus, Inc.                                   4,437.38            -             -               -         -           -
Network Express, Inc.                                  21,209.30            -             -               -         -           -
Partners in Travel                                             -     2,039.36      1,165.36          874.00  1,447.30      592.06
Personal Touch Marketing                                2,085.71            -             -               -         -           -
Personnel Systems                                       2,150.81            -             -               -         -           -
Prudential Securities, Inc.                             6,873.81     6,095.39      6,095.39               -  6,095.39           -
Richard L. DeCan                                          887.04            -             -               -         -           -
Robert J. Stapleton, CPA P.C.                             484.35            -             -               -         -           -
Schmick Law Offices, P.C.                               2,270.91     2,636.60      2,636.60               -  2,636.60           -
Software Plus, Inc.                                     1,344.68            -             -               -         -           -
State Farm Mutual Automobile Ins. Co.                   2,659.79            -             -               -         -           -
The Regents of the University of Michigan              20,087.05         0.11             -            0.11      0.04        0.07
The Solutions Group Inc.                                1,142.13            -             -               -         -           -
TRIADA, LTD.                                                   -     9,796.39      1,149.22        8,647.17  3,938.63    5,857.76
Washtenaw Mortgage Company - Ste. 3A B-I                1,935.67            -             -               -         -           -
Washtenaw Mortgage Company - Stes. 11-13 B-II           8,311.23         1.24          1.24               -      1.24           -
Washtenaw Mortgage Company - Ste. 204 - 206 B-II        9,044.43            -             -               -         -           -
Wilson White Company, Inc.                              2,148.69            -             -               -         -           -

=================================================================================================================================
                                                      147,595.96   103,059.95     68,132.97       34,926.98 79,399.74   23,660.21

Notes:

(1) See Section 4.3.8.2 of the Real Estate Sale Agreement dated 3/29/99.

(2) Per section 4.3.8.1 of the Real Estate Sale Agreement dated 3/29/99, tenant Improvement Loan payments of $1,250.33 are due entirely to Seller

                                  SCHEDULE E

--------------------------------------------------------------------------------
BURLINGTON OFFICE PARK
LEASES SIGNED AFTER AUGUST 28, 1998
PRORATION MADE AS OF:                             11:59 PM, MONDAY, MAY 10, 1999
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                             Commencement   Termination
        Tenant                   Date           Date         T.I. Due     Comm. Due      T.I. Paid
-----------------------------------------------------------------------------------------------------
Washtnaw Mortgage - 1,014 sf       1/1/99      12/31/99  $           -    $     253.50  $          -
-----------------------------------------------------------------------------------------------------
Washtenaw Mortgage - 1,147
sf                                 3/1/99       2/29/00  $           -    $     286.75  $          -
-----------------------------------------------------------------------------------------------------
Triada , Inc.                                            $     57,730.00  $         -   $          -
-----------------------------------------------------------------------------------------------------
Total                                                    $     57,730.00  $     540.25  $          -
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                           Seller's    Purchaser's     Credit
         Tenant                Comm. Pd.    Share         Share       Purchaser    Credit Seller
-------------------------------------------------------------------------------------------------
Washtnaw Mortgage - 1,014sf  $     253.50       0.00%        64.38%  $         -   $      163.21
-------------------------------------------------------------------------------------------------
Washtenaw Mortgage - 1,147
sf                           $     286.75       0.00%        80.60%  $         -   $      231.12
-------------------------------------------------------------------------------------------------
Triada , Inc.                $         -      100.00%            0%  $  57,730.00  $          -
-------------------------------------------------------------------------------------------------
Total                        $     540.25                            $  57,730.00  $      394.34
-------------------------------------------------------------------------------------------------